UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

eBay Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 30, 2018. Meeting Information EBAY INC. Meeting Type: Annual Meeting For holders as of: April 4, 2018 Date:    May 30, 2018                Time:    8:00 a.m., Pacific Time Location: 2025 Hamilton Avenue San Jose, CA 95125 You are receiving this communication because you hold 2025 HAMILTON AVENUE shares in the company named above. SAN JOSE, CA 95125 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).    We encourage you to access and review all of the important information contained in the proxy materials before voting. P06045 proxy See the materials reverse and side voting of this instructions. notice to obtain E45564 -

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX    XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 16, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. P06045 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box—marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E45565 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends that you vote “FOR” each of the Board of Directors’ nominees below: Proposal 1—Election of 13 director nominees named The Board of Directors recommends you vote in the proxy statement. “FOR” proposal 2 below: Nominees: Proposal 2—Advisory vote to approve named    executive officer compensation. 1a. Fred D. Anderson Jr. The Board of Directors recommends you vote “FOR” proposal 3 below: 1b. Anthony J. Bates Proposal 3—Ratification of appointment of independent auditors. 1c. Adriane M. Brown The Board of Directors recommends you vote 1d. Diana Farrell “FOR” proposal 4 below: 1e. Logan D. Green Proposal 4 - Ratification of Special Meeting Provisions. 1f. Bonnie S. Hammer NOTE: Such other business as may properly come before the meeting or any continuation or adjournment thereof. If this proxy is signed and returned, it will be voted in accordance with your instructions. 1g. Kathleen C. Mitic 1h. Pierre M. Omidyar 1i. Paul S. Pressler 1j. Robert H. Swan 1k. Thomas J. Tierney 1l. Perry M. Traquina P06045 1m. Devin N. Wenig E45566 -

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